EXHIBIT 4.1




    NUMBER                                                              SHARES
   CC   3405          [LOGO]  CHEYENNE SOFTWARE, INC.                 (SPECIMEN)

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               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE




                                 COMMON SHARES                 CUSIP 166888 10 7
                                                                SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS



THIS CERTIFIES THAT





                                              (SPECIMEN)


IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON SHARES OF THE PAR VALUE OF ONE CENT ($.01) PER SHARE OF


----------------------------- CHEYENNE SOFTWARE, INC. --------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     WITNESS the seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:






[CORPORATE SEAL]




   /s/                                       /s/
      -------------------------                 --------------------------
                  Secretary                                   Chairman



                                          COUNTERSIGNED:
                                              CONTINENTAL STOCK TRANSFER &
                                                     TRUST COMPANY
                                                  (JERSEY CITY, N.J. )
                                                            TRANSFER AGENT
                                                             AND REGISTRAR

                                          By



                                                              AUTHORIZED OFFICER

                          CHEYENNE SOFTWARE, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common     UNIF GIFT MIN ACT......CUSTODIAN.......
TEN ENT-as tenants by the entireties       (Cust)                 (Minor)
JT TEN -as joint tenants with right of    under Uniform Gifts to Minors
        survivorship and not as tenants   Act
        in common                             -----------------
                                                   (State)
   Additional abbreviations may also be used though not in the above list.






   For value received,             hereby sell,assign and transfer unto
                      -------------
    PLEASE INSET SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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    |                                   |
    |                                   |
    ------------------------------------



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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                       Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                   Attorney to transfer the
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said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ------------------------------









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                   NOTICE:    THE SIGNATURE TO THIS ASSIGNMENT MUST
                              CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                              FACE OF THE CERTIFICATE IN EVERY
                              PARTICULAR,WITHOUT ALTERATION OR ENLARGEMENT
                              OR ANY CHANGE WHATEVER.